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                              ARM FINANCIAL GROUP, INC.
                                515 WEST MARKET STREET
                              LOUISVILLE, KENTUCKY 40202


                                                  December 4, 1997

Mr. Martin H. Ruby
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky 40202

Dear Marty:

          This letter amendment (this "AMENDMENT") sets forth our mutual understanding concerning an amendment to your Employment Agreement with ARM Financial Group, Inc. (the "COMPANY") dated as of July 1, 1996 (the "EMPLOYMENT AGREEMENT").

          1. Section 5.1.1 is hereby amended by inserting the words "the penultimate sentence of this Section 5.1.1 and" after the word "of" in the first line of Section 5.1.1.

          2. Section 5.1.1 is hereby further amended by inserting the following as the penultimate sentence in such Section 5.1.1:

          "In the event the Executive terminates his employment hereunder pursuant to Section 5.4(iv) or (v), the payments described in the first sentence of this Section 5.1.1 shall be reduced by an amount equal to the payments received by the Executive as a Sale Bonus under the Company's Sale Bonus Plan."

          3. The parenthetical contained in the second line of Section 5.4 is amended in its entirety to read as follows: "(without the Executive's prior written consent in the case of clauses (i), (ii) and (iii) below)".

          4. This Amendment shall be governed in accordance with the laws of the State of New York.

          5. Except as modified hereby, the Employment Agreement remains in full force and effect.

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                                          2

          Please evidence your agreement with this Amendment by executing the acknowledgment set forth below.

                                        ARM FINANCIAL GROUP, INC.

                                        /s/ Frank V. Sica
                                        -------------------------
                                        Name:
                                        Title:


ACKNOWLEDGED AND
AGREED AS OF THE DATE
FIRST ABOVE WRITTEN


/s/ Martin H. Ruby
-----------------------
   Martin H. Ruby